November 1996


Dear Shareholder:

We are pleased to provide you with this unaudited Semi-Annual Financial Report for the IMG Mutual Funds for the period ended October 31, 1996. Many of the Fund's investment relationships were begun prior to the formal registration of the IMG Core Stock Fund and the IMG Bond Fund last year. All performance since inception information illustrated herein reflects only the period of registration subsequent to Fund registration on July 7, 1995.

For the semi-annual period ended October 31, 1996, the IMG Core Stock Fund captured roughly forty-five percent of the market's nine percent advance. The Fund's underperformance primarily relates to the defensive positioning of it's portfolio of stocks to reflect our continued concern regarding current market valuation levels.

The IMG Bond Fund outperformed the overall market's total return for the semi-annual period ended October 31, 1996, with Select and Institutional shares exceeding market returns by .23 and .34 percent respectively. As interest rates in general declined, the IMG Bond Fund provided a greater level of return to shareholders than the overall market.

Our investment strategy continues to focus on enabling both Funds to provide above-market returns while experiencing below-market risk over complete market cycles.

I invite you to review the investment commentary provided by the portfolio managers elsewhere in this report. In closing, we appreciate your support of and investment in the IMG Mutual Funds. If you have any additional questions, please contact me personally.


Sincerely yours,




Mark A. McClurg
President, IMG Mutual Funds, Inc.
Senior Managing Director
Investors Management Group

                               IMG CORE STOCK FUND
                                October 31, 1996


The U.S. stock market rebounded from a brief July correction to record another strong gain in the six- month period ended October 31, 1996, with the S&P 500 Composite posting a 9.08 percent total return in the period. During the period, the IMG Core Stock Fund increased in value with the Institutional, Select and Advisor shares generating total returns of 4.23 percent, 4.10 percent, and 3.97 percent, respectively.

The shares' underperformance relative to the S&P 500 primarily reflects the poor performance of the interest-sensitive telecommunications and electric utilities shares. The weakness in these areas more than offset strong gains in the Fund's regional bank stocks and drug stocks. In addition, returns were penalized by the Fund's signficant underrepresentation in the technology sector, which staged a strong rebound in the second half of the period despite a rash of warnings that second-half profits for a broad range of technology firms will fall well short of analysts' estimates. On the positive side, the Fund's significant underweighting in cyclical stocks paid off during the period as that sector gave back most of its early-year gains.

Our investment strategy remains based on the premise that growth in both the economy and corporate profits will prove disappointing in the near term. Corporate profitability has benefited in the last few years from dramatic restructuring and downsizing, the liquidation of debt and lower tax burdens. We believe that most of the benefits of these trends have been booked and that profit growth will be pulled down in line with the much more sluggish trend in corporate sales growth.

In an environment of sluggish profit growth and slowing economic momentum, we think that investor interest will gravitate toward two sectors of the equity market: (1) economically "defensive" companies with stable and highly predictable earnings patterns and (2) interest-sensitive companies which are positioned to benefit from declining long-term interest rates. The Portfolio therefore remains overweighted in consumer nondurable industries, including foods, drugs and consumer services; financial services, including regional banks and insurance companies; and the utilities sector, including gas and electric utilities and the telecommunications area. In addition, we have maintained the Fund's position in long-term Treasury bonds on the belief that long-term interest rates will fall as the economy loses steam. We continue to avoid so-called "deep cyclicals" such as the chemical, paper, auto and machinery stocks; capacity growth in these areas now outstrips demand, raising the prospect of disappointing earnings in the next several quarters. In a similar vein, earnings growth in the technology sector has already tumbled sharply, and, based on the rash of negative profit "pre-announcements" from computer and chip makers in the last two quarters, still has further to fall. We continue to avoid the technology sector.

Finally, we believe that an emphasis on a high portfolio dividend yield is appropriate in the current market environment. The dividend yield on the S&P 500 has collapsed to a record low of 2.01 percent, meaning that the current income stream generated by the stock market has never been smaller. The Fund's current yield is substantially higher at 3.80 percent. It is worth remembering that, historically, dividend payments have provided nearly half of the stock market's total return. While yield-oriented investment strategies have not paid off so far in 1996, we believe that the traditional high-yielding sectors, such as the finance and utilities stocks, continue to offer better relative value than most market sectors. In addition, the dividend cushion should provide substantial downside protection if the bull market hits a rough patch in the months ahead.




Douglas R. Ramsey, CFA                 James W. Paulsen, Ph.D.
Senior Equity Analyst                  Portfolio Manager

                                  IMG BOND FUND
                                October 31, 1996


For the six-month period ended October 31, 1996, the IMG Bond Fund increased in value with Select and Institutional shares achieving total returns of 5.52 percent and 5.63 percent respectively. Both classes of shares outperformed the Lehman Aggregate Bond Index which posted a total return of 5.29 percent. During the last portion of the period, intermediate and long-term bond yields began to decline. This enhanced the performance of the IMG Bond Fund. In addition, several securities were added during the period to enhance the overall yield of the Fund.

After rising in the spring and summer, bond yields began declining in September and October. The economy continued to grow, but at a more moderate pace, and inflation remained under control.

The consumer was primarily responsible for the recent moderation in economic activity. Retail sales flattened in the third quarter after sizable advances in the first half of 1996. Other sectors of the economy, however, are still demonstrating solid growth. Residential housing, in particular, continues to show surprising strength. While the economy is not growing nearly as fast as it was in the first six months of the year, the economy is not collapsing either. Rather, economic growth is hovering around two to three percent.

The bond market continues to be concerned about inflation. Wage pressures have accelerated slightly this year to 3.5 percent from 3.0 percent a year ago, as the unemployment rate has declined to near 5 percent. The economy is showing signs of slowing, but it is uncertain whether it will slow enough to ease inflationary pressures. Several factors, however, are likely to keep inflation under control. First, industrial capacity is growing faster than demand. This should keep bottlenecks from developing. Second, the use of debt has slowed considerably in the 1990s. This should keep demand from outstripping supply. Third, policy officials are focused on inflation. This focus should cause them to act before inflation runs out of control.

Fears of inflation caused intermediate and long-term bond yields to rise sharply during the spring and summer. If inflation remains under control, these yields should continue their recent decline and provide attractive total returns. Therefore, the average maturity of the Fund is longer than the Index.

We have a neutral stance toward the yield curve. The overall yield curve is neither flat nor steep. The steepest portion of the yield curve is currently between the three-month and two year Treasuries, since this portion of the yield curve would be most impacted by Federal Reserve action.

We remain significantly underweighted in mortgage pass-throughs. Mortgages have outperformed comparable Treasuries over the past six months. If long-term bond yields continue to decline, however, mortgages are likely to underperform Treasuries. Corporate bond yield spreads are still narrow relative to Treasuries. This sector is likely to underperform in 1996 if corporate earnings are disappointing. We have been extremely selective in this sector. As an alternative to corporate bonds, we find taxable municipal bonds attractive. We are using taxable municipals to obtain high quality securities at reasonable yield spreads and to diversify the portfolio. Several taxable municipal positions have been added to the portfolio.

In summary, the IMG Bond Fund is positioned for a declining interest rate environment. We will be monitoring the yield curve posture of the portfolio closely going forward. We continue to selectively examine yield enhancement opportunities.




Kathryn D. Beyer, CFA     Jeffrey D. Lorenzen, CFA     James W. Paulsen, Ph.D.
Portfolio Manager         Portfolio Manager            Portfolio Manager

KATHRYN D. BEYER,  CFA,  MANAGING  DIRECTOR
Ms. Beyer serves as a fixed income strategist. Prior to joining IMG, she served as the director of mortgage-backed securities and as a corporate bond fixed income analyst for Central Life Assurance Company. She received her M.B.A. from Drake University and her B.S. from Iowa State University.

JEFFREY D. LORENZEN, CFA, MANAGING DIRECTOR
Mr. Lorenzen serves as a fixed income strategist. Prior to joining IMG, he served as a senior analyst for The Statesman Group under both the corporate and mortgage-backed portfolios. He received his M.B.A. from Drake University and his B.B.A. from the University of Iowa.

JAMES W. PAULSEN, PH.D., SENIOR MANAGING DIRECTOR
Dr. Paulsen is the advisor's chief portfolio strategist and chairs IMG's Investment Policy Committee. Prior to joining IMG, he served as president of a Cedar Rapids, Iowa investment firm. He received his Doctorate in economics and his B.S. from Iowa State University.

DOUGLAS R. RAMSEY, CFA, SENIOR EQUITY ANALYST.
Mr. Ramsey serves as IMG's senior equity analyst. Prior to joining IMG, he was a securities analyst at a Minneapolis-based regional brokerage firm and a securities analyst and economist at a Cedar Rapids, Iowa-based investment firm. Doug received his B.A. degree in business administration and economics from Coe College and his M.A. degree in economics from Ohio State University.

                             IMG MUTUAL FUNDS, INC.
                               IMG CORE STOCK FUND
                             SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 1996 (UNAUDITED)

   SHARE/
 PAR VALUE   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCK (77.06%)
UTILITIES (15.65%)
   10,900    Central & S.W. Corp.                                $      288,850
   12,500    Central Louisiana Electric                                 339,063
   11,700    Consolidated Edison of NY                                  342,225
   10,900    DTE Energy Company                                         328,360
   15,900    Enova Corporation                                          357,750
   12,800    South Jersey Industries                                    300,800
   11,300    WPS Resources Corp.                                        336,175
                                                                 --------------
                                                                      2,293,223
                                                                 --------------
ELECTRONIC TECHNOLOGY (9.59%)
    6,900    Ameritech Corporation                                      377,774
    8,300    Nynex Corporation                                          369,350
   12,900    Tele Danmark                                               322,500
    7,300    U.S. Media Group                                           114,063
    7,300    U.S. West, Incorporated                                    221,738
                                                                 --------------
                                                                      1,405,425
                                                                 --------------
FINANCE (16.26%)
    5,000    Ambac Inc.                                                 312,500
   16,500    American Heritage Life                                     365,062
    8,140    Banc One Corp.                                             344,933
    6,300    Chubb Corp.                                                315,000
    7,600    Key Corp.                                                  354,350
    7,900    National City Corp.                                        342,663
    7,400    Providan                                                   347,800
                                                                 --------------
                                                                      2,382,308
                                                                 --------------
Consumer Services (4.22%)
    9,600    Knight-Ridder Inc.                                         358,800
   12,400    Luby's Cafeterias, Inc.                                    260,400
                                                                 --------------
                                                                        619,200
                                                                 --------------
COMSUMER NON-DURABLES (10.71%)
   11,400    American Greetings                                         334,163
   13,800    Hormel Foods Corp.                                         326,025
    3,400    Kimberly-Clark Corp.                                       317,050
   11,600    Rubbermaid, Inc.                                           269,700
   11,200    UST, Inc.                                                  323,400
                                                                 --------------
                                                                      1,570,338
                                                                 --------------
HEALTH TECHNOLOGY (6.19%)
    6,400    Abbott Laboratories                                        324,000
    3,300    Bristol-Meyers Squibb Co.                                  348,975
    6,520    Pharmacia & Upjohn, Inc.                                   234,720
                                                                 --------------
                                                                        907,695
                                                                 --------------
PROCESS INDUSTRIES (3.60%)
    4,300    Great Lakes Chemical                                       224,138
   11,400    Sonoco Products Co.                                        303,525
                                                                 --------------
                                                                        527,663
                                                                 --------------
PRODUCER MANUFACTURING (2.21%)
    7,400    Genuine Parts Co.                                          323,750
                                                                 --------------
INDUSTRIAL SERVICES (6.19%)
    6,500    Flightsafety International                                 320,938
    4,200    Grainger, Inc.                                             311,325
    8,000    WMX Technologies, Incorporated                             275,000
                                                                 --------------
                                                                        907,263
                                                                 --------------
ENERGY (2.44%)
    2,700    Atlantic Richfield Co.                                     357,750
                                                                 --------------
             Total Common Stocks
             (Cost $10,161,789)                                      11,294,615
                                                                 --------------
U.S. GOVERNMENT SECURITIES (16.54%)
5,285,000    Treasury Principal Strips, 6.47%, 5/15/20*               1,063,131
1,285,000    U.S. Treasury Bond, 7.25%, 05/15/16                      1,360,519
                                                                 --------------
             (Cost $2,428,317)                                        2,423,650
                                                                 --------------
CASH EQUIVALENTS (3.68%)
  539,581    Merrill Lynch LMS Repurchase Agreement, 5.68%, 11/1/96     539,581
                                                                 --------------
             (Cost $539,581)

             TOTAL INVESTMENTS IN SECURITIES (97.28%)
             (Cost $13,129,687)                                      14,257,846
                                                                 --------------
             Other Assets and Liabilities, Net (2.72%)                  398,078
                                                                 --------------
             NET ASSETS 100.0%                                   $   14,655,924
                                                                 ==============


*Interest rate for Zero Coupon Security equates effective yield at date of purchase.

Based on the cost of investments of $13,129,687 for federal income tax purposes at October 31, 1996, the aggregate gross unrealized appreciation was $1,622,695, the aggregate gross unrealized depreciation was $494,536, and the net unrealized appreciation was $1,128,159.

See notes to financial statements.

                              MG MUTUAL FUNDS, INC.
                                  IMG BOND FUND
                             SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 1996 (UNAUDITED)

   SHARE/
 PAR VALUE   DESCRIPTION                                                  VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT SECURITIES (34.36%)
GOVERNMENT AGENCIES (2.31%)
  187,500    Government Export Trust, 4.85%, 11/01/97            $      186,695
                                                                 --------------
U.S. TREASURY BONDS (21.02%)
1,605,000    U.S. T-Bond, 7.25%, 5/15/16                              1,699,326
                                                                 --------------
U.S. TREASURY NOTES (11.03%)
  275,000    U.S. T-Notes, 5.75%, 8/15/03                               267,872
  100,000    U.S. T-Note, 5.875%, 2/15/04                                97,756
  460,000    U.S. T-Note, 6.25%, 2/15/03                                461,780
   60,000    U.S. T-Note, 7.85%, 8/15/01                                 64,397
                                                                 --------------
                                                                        891,805
                                                                 --------------
             Total Government Securities
             (Cost $2,737,180)                                        2,777,826
                                                                 --------------
CORPORATE BONDS (22.57%)
  210,000    Analog Devices, 6.625%, 3/01/00                            209,633
   75,000    Dayton Hudson, 10.00%, 12/01/00                             84,000
  205,000    GMAC, 8.875%, 6/1/10                                       238,569
  130,000    Hubco, Inc., 7.75%, 1/15/04                                131,903
   75,000    Hydro-Quebec, 8.25%, 1/15/27                                81,000
  165,000    Lehman Brothers, 8.05%, 1/15/19                            167,962
  183,000    Manitoba, 7.75%, 7/17/16                                   193,479
  250,000    Naples, City of, Italy, 7.52%, 7/15/06                     257,110
  185,000    Nova Scotia, 8.25%, 11/15/19                               208,588
  250,000    WMX Tech., 6.65%, 5/15/05                                  252,500
                                                                 --------------
             Total Corporate Bonds
             (Cost $1,807,487)                                        1,824,744
                                                                 --------------
TAXABLE MUNICIPAL BONDS (23.41%)
  230,000    Berry Creek Met Dist, CO., 7.05%, 12/01/03                 225,400
  125,000    Cottonwood county, MN, 7.40%, 2/1/01                       126,873
  125,000    Fulton, MO Import Taxable, 7.60%, 7/1/11                   128,906
   45,000    Iowa Lakes Community College, 6.65%, 6/01/04                43,763
   45,000    Iowa Lakes Community College, 6.55%, 6/01/03                43,819
  115,000    Illinois Dev Financial Authority, 8.65%, 7/1/97            114,920
  100,000    Kirkwood Comunity College, 7.80%, 6/1/02                   105,125
  155,000    New Orleans, LA Hsg. Dev., 8.00%, 12/01/03                 156,550
   87,703    Oregon Department of Transportation, 9.00%, 6/15/00         92,069
  175,000    Portland, OR, 7.625%, 12/1/01                              171,063
  100,000    Prairie Du Chien, WI, Redevelopment Authority,
                         7.625%, 4/1/06                                 102,105
  150,000    St. Paul, MN Port Authority, 6.65%, 9/1/99                 150,938
   50,000    Texas St. G.O. Taxable, 8.70%, 12/01/09                     56,563
  200,000    Volusia County, FL Health, 7.40%, 6/1/03                   204,500
  165,000    Washington St. Housing, 7.65%, 1/1/04                      170,278
                                                                 --------------
             Total Municipal Bonds
             (Cost 1,865,593)                                         1,892,872
                                                                 --------------
MORTAGE-BACKED SECURITIES (17.30%)
COLLATERALIZED MORTGAGE OBLIGATIONS (13.97%)
   46,922    Chase Mortgage Finance Corp, 5.75%, 4/25/09                 46,312
   22,994    Citicop Mortgage Sec. 1987-13 A3, 9.35%, 6/1/10             22,861
   16,580    FHLMC Series L Class 5, 7.90%, 5/01/01                      16,508
  100,000    FHLMC 1504 B, 7.00%, 12/15/22                               97,328
   38,526    FHLMC 91 Series 188 Class F, 7.50%, 5/15/20                 38,682
  150,000    FNMA G92-60 C, 7.00%, 2/25/21                              148,337
   50,000    FNMA 1991-137 G, 8.30%, 6/25/20                             51,144
  155,000    Green Tree, 5.20%, 10/15/18                                154,254
   79,097    Housing Securities, Inc 1992-EA A6, Zero Coupon,
                    9.13%, 10/25/07**                                    58,220
    2,089    Housing Securities, Inc 1992 EB B1A, Zero Coupon,
                    6.84%, 5/25/20**                                      2,080
   72,847    Housing Securities, Inc 1993-C C3, Zero Coupon,
                    9.06%, 5/25/08**                                     53,420
   62,340    Housing Securities, Inc 1993-E E-14, Zero Coupon,
                    10.27%, 5/20/18**                                    44,880
   83,999    Kidder Peabody Mtg Asset Trust, 8.45%, 5/20/18              83,631
   52,845    Residential Funding Mtg. Sec I, Series 1993-S7,
                    Class A6, 7.15%, 2/25/08                             52,969
   44,279    Resolution Trust Corp. Series 1992-17 Class A1,
                    Variable Rate, 8.86%,12/25/20*                       44,762
  309,981    Salomon Maortgage Sec. VII 1995-1 PO, Zero Coupon,
                    10.54%, 6/01/22**                                   213,620
                                                                 --------------
                                                                      1,129,008
                                                                 --------------
FHLMC MORTGAGE-BACKED POOLS (0.24%)
   18,811    FHLMC  Pool #C00126, 8.50%, 6/1/22                          19,449
                                                                 --------------
GNMA MORTGAGE-BACKED POOLS (3.09%)
   40,924    GNMA #315929, 9.00%, 6/15/22                                43,251
   60,541    GNMA #341681, 8.50%, 1/15/23                                62,748
   51,008    GNMA #354189, 7.50%, 05/01/23                               51,164
   92,605    GNMA #359600, 7.50%, 7/15/23                                92,894
                                                                 --------------
                                                                        250,057
                                                                 --------------
             Total Mortgage-Backed Securities
             (Cost $1,392,193)                                        1,398,514
                                                                 --------------

CASH EQUIVALENTS (0.27%)
   21,298    Norwest Cash Investment Fund, 5.01% (cost $21,298)          21,298
                                                                 --------------

             TOTAL INVESTMENTS IN SECURITIES (97.91%)
             (Cost $7,823,751)                                        7,915,254
                                                                 --------------

             Other Assets and Liabilities, Net (2.09%)                  169,295
                                                                 --------------

             NET ASSETS 100.0%                                   $    8,084,549
                                                                 ==============


Based on the cost of investments of $7,823,751 for federal income tax purposes at October 31,1996, the aggregate gross unrealized appreciation was $180,103, the aggregate gross unrealized depreciation was $88,600, and the net unrealized appreciation was $91,503.

*Denotes a floating rate investment with interest rate as of October 31, 1996. ** Interest presented for zero coupon bond equates effective yield at date of purchase.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                          OCTOBER 31, 1996 (UNAUDITED)

                                                                IMG CORE            IMG
                                                                  STOCK             BOND
                                                                  FUND              FUND
-------------------------------------------------------------------------------------------
ASSETS:
Investments in Securities at Value
  (Cost $13,129,687; and 7,823,751 respectively)              $ 14,257,846     $  7,915,254
Dividends & Interest Receivable                                     75,799          171,933
Investment Securities Sold                                         334,249               --
Other Assets                                                            --            2,033
                                                              -----------------------------
Total Assets                                                    14,667,894        8,089,220


LIABILITIES:
Income Distribution Payable                                             --               --
Investment Securities Purchased                                         --               --
Accrued Operating Expenses and Other Liabilities                    11,970            4,671
Total Liabilities                                                   11,970            4,671
                                                              -----------------------------
NET ASSETS                                                    $ 14,655,924     $  8,084,549
                                                              =============================

ANALYSIS OF NET ASSETS
Excess of Amounts Received from Issuance of
  Shares over Amounts Paid on Redemption of Shares            $ 12,187,699     $  7,964,675
Undistributed Net Realized Gain/(Loss)                           1,142,851          (17,072)
Unrealized Appreciation                                          1,128,159           91,503
Undistributed Net Investment Income                                197,215           45,443
                                                              -----------------------------
Net Assets Applicable to Shares Outstanding                   $ 14,655,924     $  8,084,549
                                                              =============================

PRICING OF ADVISOR SHARES
Net Assets Applicable to Advisor Shares Outstanding           $    545,851     $          0
                                                              =============================

Shares Outstanding, $.001 par value*                                47,113                0
                                                              =============================

Net Asset Value, Offering Price and Redemption Price
  per Advisor Shares                                          $     11.586     $      0.000
                                                              =============================

PRICING OF SELECT SHARES
Net Assets Applicable to Select Shares Outstanding            $  6,340,774     $  3,968,829
                                                              =============================

Shares Outstanding, $.001 par value*                               545,851          396,770
                                                              =============================

Net Asset Value, Offering Price and Redemption Price
  per Select Shares                                           $     11.616     $     10.003
                                                              =============================

PRICING OF INSTITUTIONAL SHARES
Net Assets Applicable to Institutional Shares Outstanding     $  7,769,299     $  4,115,720
                                                              =============================

Shares Outstanding, $.001 par value*                               668,425          411,352
                                                              =============================

Net Asset Value, Offering Price and Redemption Price
  per Institutional Shares                                    $     11.623     $     10.005
                                                              =============================



*Shares outstanding reflect rounding to the nearest whole share.

See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                            STATEMENTS OF OPERATIONS
           FOR THE PERIOD MAY 1, 1996 TO OCTOBER 31, 1996 (UNAUDITED)

                                                      IMG CORE           IMG
                                                       STOCK             BOND
                                                       FUND              FUND

INCOME:
     Interest Income                               $  150,322        $  279,630
     Dividend Income                                  223,380                --
                                                   ----------------------------
Total Income                                          373,702           279,630
                                                   ----------------------------

EXPENSES:
     Advisory Fees                                     35,890            12,026
     Administration Fee                                14,118             4,945
     Distribution Fee-Advisor                           1,054                --
     Distribution Fee-Select                            4,633             2,810
     Fund Accounting Fee/Custody                        7,178             4,009
     Transfer Agent Fee                                 3,589             2,004
     Other Expenses                                     4,206             2,343
                                                   ----------------------------
Total Expenses                                         70,668            28,137
                                                   ----------------------------

NET INVESTMENT INCOME                                 303,034           251,493
                                                   ----------------------------

NET REALIZED AND UNREALIZED GAIN
     (LOSS) ON INVESTMENTS
     Net Realized Gain/(Loss) on Investments          729,676           (45,666)
     Net Change in Unrealized Appreciation/
                (Depreciation)(note 1)               (440,747)          223,964
                                                   ----------------------------

NET GAIN ON INVESTMENTS                               288,929           178,298
                                                   ----------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS         $  591,963        $  429,791
                                                   ============================



See notes to financial statements.

                                                       IMG MUTUAL FUNDS, INC.
                                                  STATEMENTS OF CHANGES IN NET ASSETS
                                            FOR THE PERIOD MAY 1, 1996 TO OCTOBER 31, 1996
                                           AND JULY 7, 1995 TO OCTOBER 31, 1995 (UNAUDITED)

                                                                       IMG CORE                           IMG BOND
                                                                      STOCK FUND                       FUND PORTFOLIO
                                                               1996                 1995         1996                 1995
--------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
     Net Investment Income                              $      303,034    $     102,418     $     251,493     $    115,199
     Net Realized Gain/(Loss) on Investments                   729,676          (40,911)          (45,666)           3,884
     Net Change in Unrealized
     Appreciation/(Depreciation)                              (440,747)         750,198           223,964           31,213
                                                        ------------------------------------------------------------------
Increase in Net Assets from Operations                         591,963          811,705           429,791          150,296
                                                        ------------------------------------------------------------------

DISTRIBUTIONS:
     Dividend Distibutions Paid
         Investor Shares                                             0                0                 0            1,833
         Advisor Shares                                          9,258                0                 0                0
         Select Shares                                         105,570                0           114,567           37,187
         Institutional Shares                                  151,805                0           136,931           45,126
     Capital Gains Distributions Paid
         Investor Shares                                             0                0                 0                0
         Advisor Shares                                              0                0                 0                0
         Select Shares                                               0                0                 0                0
         Institutional Shares                                        0                0                 0                0
                                                        ------------------------------------------------------------------
     Total Distributions                                       266,633                0           251,498           84,196
                                                        ------------------------------------------------------------------

CAPITAL SHARES TRANSACTIONS
     Sales --                    Investor Shares                     0          483,217                 0            1,083
                                 Advisor Shares                      0                0                 0                0
                                 Select Shares                 287,728          754,555           318,564          335,964
                                 Institutional Shares          139,792        1,646,476           101,665          674,376
     Reinvestments --            Investor Shares                     0                0                 0            1,883
                                 Advisor Shares                  9,258                0                 0                0
                                 Select Shares                 105,570                0           114,567           37,187
                                 Institutional Shares          147,433                0           118,066           45,127
     Exchanges --                Investor Shares                     0           33,008                 0                0
                                 Advisor Shares                      0                0                 0                0
                                 Select Shares                 (20,000)               0            20,000                0
                                 Institutional Shares                0                0                 0                0
     Redemptions --              Investor Shares                     0          (15,043)                0          (14,744)
                                 Advisor Shares                      0                0                 0                0
                                 Select Shares                (510,906)        (227,550)         (218,728)        (264,953)
                                 Institutional Shares         (168,361)         (70,064)         (552,450)         (19,665)
                                                        ------------------------------------------------------------------

Increase in Net Assets from Capital Shares Transactions         (9,486)       2,604,599           (98,316)         796,258
                                                        ------------------------------------------------------------------

TOTAL INCREASE IN NET ASSETS                                   315,844        3,416,304            79,977          862,358
                                                        ------------------------------------------------------------------

NET ASSETS:
     Beginning of Period                                    14,340,080        8,868,148         8,004,572        4,673,414
                                                        ------------------------------------------------------------------
     End of Period                                      $   14,655,924    $  12,284,452     $   8,084,549     $  5,535,772
                                                        ==================================================================

Undistributed net investment income
     at end of period                                   $      197,215    $     102,418     $      45,443     $     31,003
                                                        ==================================================================


See notes to financial statements.

                             IMG MUTUAL FUNDS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1996


1.   ORGANIZATIONS AND SIGNIFICANT ACCOUNTING POLICIES

     IMG Mutual Funds, Inc. (the "Fund") was incorporated on November 16, 1994 and capitalized on May 1, 1995 with an initial $100,000 purchase of 5,000 shares of each series by the Investment Advisor. The Fund did not commence operations until July 7, 1995 when registration became effective under the 1933 Act. The Fund is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as a diversified open-end management investment company issuing its shares in two series, each series representing a diversified portfolio with distinct investment objectives and policies. The IMG Core Stock Fund seeks long-term capital appreciation through a diversified portfolio of equity securities including common stock, convertible bonds and preferred stock among others. The IMG Bond Fund seeks to obtain income by investing in a portfolio of fixed income securities 75% of which at all times will be Investment Grade Fixed Income Securities and, secondarily, seeks capital appreciation consistent with the preservation of capital and prudent investment risk.

     At the close of business on July 7, 1995, IMG Mutual Funds, Inc., acquired the assets and assumed the identifiable liabilities of IMG Private Investment Trust (the "Trust"). The net assets at the close of business on July 7, 1995, were $8,818,148 and $4,623,413 for the IMG Equity Trust and the IMG Income Trust respectively. In exchange for the Trusts, the Fund issued the following capital stock for $10 per share.

                                              SHARES ISSUED
         PORTFOLIO                INVESTOR        SELECT       INSTITUTIONAL
         -------------------------------------------------------------------
         IMG Core Stock Fund     21,331.600     600,833.985     259,649.196
         IMG Bond Fund           12,639.557     231,990.759     217,711.043

     Unrealized appreciation on the day of exchange totaled $615,904 for the IMG Core Stock Fund and $177,267 for the IMG Bond Fund.

     The shares of each series are divided into Advisor, Select, and Institutional Shares. A fourth class, Investor Shares, ceased to be issued as of April 4, 1996. Outstanding Investor Shares as of April 4, 1996 were converted to other classes of shares. Advisor Shares (first offered on April 5, 1996) are only available through Financial Services Firms. Select and Institutional Shares may be purchased directly. Investments in specific class levels are based upon minimum investment requirements. Each class of shares has equal rights as to earnings, assets, and voting privileges except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosire of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Equity securities are values at the last sales price on the national securities exchange. Fixed Income securities are valued on the basis of valuations furnished by a pricing service that utilizes electronic data processing techniques to determine valuations for normal institutional sized trading units of Fixed Income securities without regard to sale or bid prices when such valuations are believed to more accurately reflect the fair market value of such institutional securities. Otherwise sale or bid prices are used. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined by the Portfolio Manager. Fixed Income securities in a portfolio having maturities of 60 days of less are valued by the amortized cost method.


     SECURITY TRANSACTIONS

     Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

     INVESTMENT INCOME

     Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

     DISTRIBUTION OF INCOME AND GAINS

     The Fund's dividend distribution policy provides for quarterly dividends for the IMG Bond Fund and semi-annual dividends for IMG Core Stock Fund. Any net realized capital gains will be distributed annually, after using any available capital loss carry-over.

2.   FEDERAL TAXES

     The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to shareholders in amounts that will avoid or minimize federal income or excise taxes of the fund. Net investment income and net realized gains (losses) for the funds may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

3.   TRANSACTIONS WITH AFFILIATES

     FEES AND EXPENSES

     The Fund has entered into an investment advisory agreement with Investors Management Group (the "Advisor"), for management of the Fund's assets. The annual fees for such services are 0.50 percent of the average daily net assets of the IMG Core Stock Fund and 0.30 percent of the average daily net assets of the IMG Bond Fund. Organization costs were borne by the Advisor.

     The Fund has entered into an administrative services agreement with the Advisor to provide certain information and administrative services to the Fund. The annual fees for such services will range from 0.10 percent to
     0.25 percent of average daily net assets, depending on the type of shares owned.

     IMG also acts as fund accountant, transfer agent, and dividend paying agent for the Funds, and maintain shareholder records. Fees for such services including custodian fees are accrued at 0.15 percent of average daily net assets.

     In addition, the Fund is responsible for paying most other operating expenses including outside directors' fees and expenses; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing, and accounting services; insurance; interest; and other miscellaneous expenses.

     DISTRIBUTION PLAN

     The Fund has entered into a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with IMG Financial Services, Inc. (the "Distributor") for the marketing and distribution of the shares of the Fund. The fees for such services for the IMG Core Stock Fund are 0.40 percent and 0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. Fees paid by the IMG Bond Fund amount to 0.25 percent and
     0.15 percent of the average daily net assets of the Advisor and Select Shares, respectively. The Fund pays no distribution fees in relation to the Institutional Shares outstanding.

     INVESTMENT TRANSACTIONS

     Investment transactions (excluding short-term securities) for the period May 1, 1996 through October 31, 1996, are as follows:

                                IMG CORE STOCK FUND       IMG BOND FUND
     Purchases                    $   2,555,972          $    2,173,366
     Proceeds From Sales          $   3,322,180          $    2,162,692


4.   CAPITAL SHARE TRANSACTIONS
     SHARE ACTIVITY
     The following table  summarizes the activity in each class of shares of the
     Funds:

                                                     IMG CORE        IMG BOND
                                                     STOCK FUND        FUND
ADVISOR SHARES
For the semi-annual period ended October 31      1996      1995    1996    1995
                                                 ----      ----    ----    ----

Shares sold                                        0         0       0        0
Shares issued in reinvestment of dividends       821         0       0        0
Shares exchanged                                   0         0       0        0
Shares redeemed                                    0         0       0        0
                                             -----------------------------------
Net increase from capital share transactions     821         0       0        0
                                             ===================================

SELECT SHARES
For the semi-annual period ended October 31

Shares sold                                   42,864   72,023   51,736   33,895
Shares issued in reinvestment of dividends     9,349        0   11,751    3,739
Shares exchanged                              (1,776)       0    2,054        0
Shares redeemed                              (61,592) (19,131) (41,061) (26,879)
                                             -----------------------------------
Net increase from capital share transactions (11,155)  52,892   24,480   10,755
                                             ===================================

INSTITUTIONAL SHARES
For the semi-annual period ended October 31

Shares sold                                   28,792  164,943   29,030   67,894
Shares issued in reinvestment of dividends    13,060        0   12,110    4,538
Shares exchanged                                   0        0        0        0
Shares redeemed                              (31,942)  (6,825) (75,645)  (2,000)
                                             -----------------------------------
Net increase from capital share transactions   9,910  158,118  (34,505)  70,432
                                             ===================================

INVESTOR SHARES
For the semi-annual period ended October 31

Shares sold                                   75,806   46,124   20,081       99
Shares issued in reinvestment of dividends       845        0      419      189
Shares exchanged                             (75,651)       0  (20,000)       0
Shares redeemed                               (1,500)  (1,500) (12,000)  (1,500)
                                             -----------------------------------
Net increase from capital share transactions  (1,500)  44,624   (1,500)  (1,212)
                                             ===================================
                             IMG MUTUAL FUNDS, INC.
                              FINANCIAL HIGHLIGHTS
     FOR THE SEMI-ANNUAL PERIODS ENDED OCTOBER 31, 1996 AND 1995 (UNAUDITED)

The following table presents information relating to an Investor Share of Capital Stock of the Fund outstanding for the period July 7, 1995 to October 31, 1995.

                                                     IMG CORE        IMG BOND
                                                    STOCK FUND         FUND
                                                       1995            1995
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  10.000       $  10.000
                                                    ---------------------------

     Net Investment Income                              0.048           0.213
     Net Realized and Unrealized Gains
     on Investments                                     0.694           0.047
                                                    ---------------------------
Total from Investment Operations                        0.742           0.260
                                                    ---------------------------

Less:
     Distributions from Net Investment Income              --           0.149
                                                    --------------------------
Total Distributions                                        --           0.149
                                                    --------------------------

Net Asset Value, End of Period                      $  10.742       $  10.111
                                                    ===========================

Total Return                                             7.42%           2.62%
Net Assets, End of Period                           $ 724,594       $ 130,714
Ratio of Expenses to Average Net Assets                  1.35%           1.00%
Ratio of Net Investment Income
     to Average Net Assets                               5.34%           6.56%
Portfolio Turnover Rate                                  7.21%          10.82%
Average Commission Rate Paid to Brokers             $  835.00       $       0


--------------------------------------------------------------------------------
The following table presents information relating to an Advisor Share of Capital Stock of the Fund outstanding for the periods May 1, 1996 to October 31, 1996.

Net Asset Value, Beginning of Period                $  11.341        $  0.000
                                                    ---------------------------

     Net Investment Income                              0.218           0.000
     Net Realized and Unrealized Gains
         on Investments                                 0.227           0.000
                                                    ---------------------------
Total from Investment Operations                        0.445           0.000
                                                    ---------------------------

Less:
     Distributions from Net Investment Income           0.200           0.000
                                                    ---------------------------
Total Distributions                                     0.200           0.000
                                                    ---------------------------

Net Asset Value, End of Period                      $  11.586        $  0.000
                                                    ===========================

Total Return                                             3.97%
Net Assets, End of Period                           $ 545,851
Ratio of Expenses to Average Net Assets                  1.35%
Ratio of Net Investment Income
     to Average Net Assets                               3.84%
Portfolio Turnover Rate                                 18.77%
Average Commission Rate Paid to Brokers             $1,428.00


Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.
See notes to financial statements.

--------------------------------------------------------------------------------
The following table presents information relating to an Select Share of Capital Stock of the Fund outstanding for the periods May 1, 1996 to October 31, 1996 and July 7, 1995 to October 31, 1995.

                                                                     IMG CORE                             IMG BOND
                                                                    STOCK FUND                              FUND
                                                                1996           1995                 1996          1995
-------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $    11.359    $      10.000        $     9.782   $     10.000
                                                         ----------------------------------------------------------------

     Net Investment Income                                     0.244            0.088              0.308          0.213
     Net Realized and Unrealized Gains
         on Investments                                        0.216            0.662              0.222          0.054
                                                         ---------------------------------------------------------------
Total from Investment Operations                               0.460            0.750              0.530          0.267
                                                         ---------------------------------------------------------------

Less:
     Distributions from Net Investment Income                  0.203            0.000              0.309          0.154
                                                         ---------------------------------------------------------------
Total Distributions                                            0.203            0.000              0.309          0.154
                                                         ---------------------------------------------------------------


Net Asset Value, End of Period                           $    11.616    $      10.750        $    10.003   $     10.113
                                                         ===============================================================


Total Return                                                    4.10%            7.50%              5.52%          7.50%
Net Assets, End of Period                                $ 6,340,774    $   7,043,735        $ 3,968,829   $  2,470,119
Ratio of Expenses to Average Net Assets                         1.11%            1.10%              0.81%          0.81%
Ratio of Net Investment Income
     to Average Net Assets                                      4.09%            2.85%              6.15%          6.71%
Portfolio Turnover Rate                                        18.77%            7.21%             29.62%         10.82%
Average Commission Rate Paid to Brokers                  $  1,428.00    $      835.00

-------------------------------------------------------------------------------------------------------------------------
The following table presents  information  relating to an Institutional Share of
Capital Stock of the Fund outstanding for the periods May 1, 1996 to October 31,
1996 and July 7, 1995 to October 31, 1995.

Net Asset Value, Beginning of Period                     $    11.371    $      10.000        $     9.785   $     10.000
                                                        -----------------------------------------------------------------

     Net Investment Income                                     0.242            0.099              0.320          0.212
     Net Realized and Unrealized Gains
         on Investments                                        0.232            0.660              0.219          0.061
                                                        -----------------------------------------------------------------
Total from Investment Operations                               0.474            0.759              0.539          0.273
                                                        -----------------------------------------------------------------

Less:
     Distributions from Net Investment Income                  0.222            0.000              0.319          0.158
                                                        -----------------------------------------------------------------
Total Distributions                                            0.222            0.000              0.319          0.158
                                                        -----------------------------------------------------------------

Net Asset Value, End of Period                          $     11.623    $      10.759        $    10.005    $    10.115
                                                        =================================================================

Total Return                                                    4.23%            7.59%              5.63%          2.76%
Net Assets, End of Period                               $  7,769,299    $   4,516,123        $ 4,115,720    $ 2,934,939
Ratio of Expenses to Average Net Assets                         0.86%            0.85%              0.61%          0.60%
Ratio of Net Investment Income
     to Average Net Assets                                      4.43%            3.11%              6.35%          6.83%
Portfolio Turnover Rate                                        18.77%            7.21%             29.62%         10.82%
Average Commission Rate Paid to Brokers                 $   1,428.00    $      835.00

Note for all Portfolios: Ratios have been determined on an annualized basis. Total return is not annualized for periods less than a full year.
See notes to financial statements.